Exhibit 10.3


                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                  CONFIRMATION

DATE:           May 31, 2007

TO: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding 2007-D Supplemental Interest Trust
                ("Counterparty") Phone #: 410-884-2000 Fax #: 410-715-2380

ATTN:           Client Manager -- BAFC 2007-D

FROM:           The Bank of New York ("BNY")
                Derivative Products Support Department
                32 Old Slip, 16th Floor
                New York, New York 10286
                Attn:  Swap Confirmation Dept.
                Phone #: 212-804-5163/5161/5103
                Fax #:  212-804-5818/5837
                Email: irdsuppdocs@bankofny.com

RE:             Transaction Reference Number: 39303

===============================================================================

     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 31, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:        The amount set forth on the  Schedule I attached  hereto for such Calculation Period

Trade Date:             May 15, 2007

Effective Date:         May 31, 2007

Termination Date:       May 20, 2012


FIXED AMOUNTS

Fixed Rate Payer:       Counterparty

Fixed Rate Payer
Period End Dates:       The 20th day of each month,  beginning  on June 20, 2007 and ending on the Termination Date with No Adjustment.

Fixed Rate Payer
Payment Dates:          Early  Payment  shall be  applicable.  The Fixed  Rate Payer
                        Payment Date shall be one (1) Business  Day  preceding  each
                        Fixed Rate Payer Period End Date.

Fixed Rate:             5.050%

Fixed Rate Day Count
Fraction:               30/360


FLOATING AMOUNTS

Floating Rate Payer:    BNY

Floating Rate Payer
Period End Dates:       The 20th day of each month,  beginning  on June 20, 2007 and ending on the Termination Date with No Adjustment.

Floating Rate Payer
Payment Dates:          Early Payment shall be  applicable.  The Floating Rate Payer
                        Payment Date shall be one (1) Business  Day  preceding  each
                        Floating Rate Payer Period End Date.

Floating Rate Option:   USD-LIBOR-BBA

Designated Maturity:    1 month

Spread:                 None



                                       2

Floating Rate Day Count
Fraction:               Actual/360

Reset Dates:            The first  day of each  Calculation  Period  or  Compounding
                        Period, if Compounding is applicable

Compounding:            Inapplicable


ADDITIONAL TERMS

Business Days:          New York

Calculation Agent:      BNY


Payment Instructions:
         When remitting funds
         to us, please pay:                 The Bank of New York
                                            Derivative Products Support Department
                                            ABA #:  021000018
                                            Account #:  890-0068-175
                                            Reference:  Interest Rate Swaps

        We will pay you at:                 Wells Fargo Bank, N.A.
                                            ABA #: 121-000-248
                                            Acct #: 3970771416
                                            Acct. Name: SAS Clearing
                                            FFC: 53150701, BAFC 2007-D Swap Account






Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to:
Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.




                                           THE BANK OF NEW YORK

                                           By     /s/ Renee Etheart
                                             ---------------------------
                                           Name:  Renee Etheart

                                           Title:    Vice President




Accepted and confirmed as
of the date first written:
WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING 2007-D SUPPLEMENTAL INTEREST TRUST

By:    /s/ Darron Woodus
   ---------------------------------
Name:  Darron Woodus
     -------------------------------
Title:   Assistant Vice President
      ------------------------------
Ref #: 39303

                                   Schedule I

---------------------- ------------------------ --------------------------------
 Accrual Start Date       Accrual End Date           Notional Amount (in USD)
---------------------- ------------------------ --------------------------------
      05/31/07                06/20/07                    434,702,257.96
---------------------- ------------------------ --------------------------------
      06/20/07                07/20/07                    430,191,225.94
---------------------- ------------------------ --------------------------------
      07/20/07                08/20/07                    425,386,172.27
---------------------- ------------------------ --------------------------------
      08/20/07                09/20/07                    420,294,388.37
---------------------- ------------------------ --------------------------------
      09/20/07                10/20/07                    414,924,428.38
---------------------- ------------------------ --------------------------------
      10/20/07                11/20/07                    409,284,956.71
---------------------- ------------------------ --------------------------------
      11/20/07                12/20/07                    403,386,497.83
---------------------- ------------------------ --------------------------------
      12/20/07                01/20/08                    397,239,478.77
---------------------- ------------------------ --------------------------------
      01/20/08                02/20/08                    390,856,482.24
---------------------- ------------------------ --------------------------------
      02/20/08                03/20/08                    384,246,818.60
---------------------- ------------------------ --------------------------------
      03/20/08                04/20/08                    377,422,010.17
---------------------- ------------------------ --------------------------------
      04/20/08                05/20/08                    370,394,688.14
---------------------- ------------------------ --------------------------------
      05/20/08                06/20/08                    363,177,298.61
---------------------- ------------------------ --------------------------------
      06/20/08                07/20/08                    355,783,390.18
---------------------- ------------------------ --------------------------------
      07/20/08                08/20/08                    348,226,104.60
---------------------- ------------------------ --------------------------------
      08/20/08                09/20/08                    340,521,165.41
---------------------- ------------------------ --------------------------------
      09/20/08                10/20/08                    332,680,853.35
---------------------- ------------------------ --------------------------------
      10/20/08                11/20/08                    324,719,234.36
---------------------- ------------------------ --------------------------------
      11/20/08                12/20/08                    316,651,607.98
---------------------- ------------------------ --------------------------------
      12/20/08                01/20/09                    308,492,468.51
---------------------- ------------------------ --------------------------------
      01/20/09                02/20/09                    300,257,670.52
---------------------- ------------------------ --------------------------------
      02/20/09                03/20/09                    291,961,810.13
---------------------- ------------------------ --------------------------------
      03/20/09                04/20/09                    283,619,403.46
---------------------- ------------------------ --------------------------------
      04/20/09                05/20/09                    275,242,687.80
---------------------- ------------------------ --------------------------------
      05/20/09                06/20/09                    266,883,868.91
---------------------- ------------------------ --------------------------------
      06/20/09                07/20/09                    258,601,172.60
---------------------- ------------------------ --------------------------------
      07/20/09                08/20/09                    250,399,200.18
---------------------- ------------------------ --------------------------------
      08/20/09                09/20/09                    242,288,029.49
---------------------- ------------------------ --------------------------------
      09/20/09                10/20/09                    234,270,720.62
---------------------- ------------------------ --------------------------------
      10/20/09                11/20/09                    226,352,833.92
---------------------- ------------------------ --------------------------------
      11/20/09                12/20/09                    218,534,775.13
---------------------- ------------------------ --------------------------------
      12/20/09                01/20/10                    210,824,393.41
---------------------- ------------------------ --------------------------------
      01/20/10                02/20/10                    203,222,540.41
---------------------- ------------------------ --------------------------------
      02/20/10                03/20/10                    195,040,252.17
---------------------- ------------------------ --------------------------------
      03/20/10                04/20/10                    187,747,393.05
---------------------- ------------------------ --------------------------------
      04/20/10                05/20/10                    180,584,146.38
---------------------- ------------------------ --------------------------------
      05/20/10                06/20/10                    173,606,550.74
---------------------- ------------------------ --------------------------------
      06/20/10                07/20/10                    166,870,626.80
---------------------- ------------------------ --------------------------------
      07/20/10                08/20/10                    160,368,974.40
---------------------- ------------------------ --------------------------------
      08/20/10                09/20/10                    154,094,049.79
---------------------- ------------------------ --------------------------------
      09/20/10                10/20/10                    148,038,344.15
---------------------- ------------------------ --------------------------------
      10/20/10                11/20/10                    142,194,442.64
---------------------- ------------------------ --------------------------------

      11/20/10                12/20/10                    136,554,719.59
---------------------- ------------------------ --------------------------------
      12/20/10                01/20/11                    131,116,344.75
---------------------- ------------------------ --------------------------------
      01/20/11                02/20/11                    125,873,204.26
---------------------- ------------------------ --------------------------------
      02/20/11                03/20/11                    120,818,833.69
---------------------- ------------------------ --------------------------------
      03/20/11                04/20/11                    115,949,188.22
---------------------- ------------------------ --------------------------------
      04/20/11                05/20/11                    111,258,187.75
---------------------- ------------------------ --------------------------------
      05/20/11                06/20/11                    106,743,029.67
---------------------- ------------------------ --------------------------------
      06/20/11                07/20/11                    102,401,856.54
---------------------- ------------------------ --------------------------------
      07/20/11                08/20/11                     98,228,497.76
---------------------- ------------------------ --------------------------------
      08/20/11                09/20/11                     94,217,011.93
---------------------- ------------------------ --------------------------------
      09/20/11                10/20/11                     90,356,423.64
---------------------- ------------------------ --------------------------------
      10/20/11                11/20/11                     86,634,839.26
---------------------- ------------------------ --------------------------------
      11/20/11                12/20/11                     83,044,495.25
---------------------- ------------------------ --------------------------------
      12/20/11                01/20/12                     79,588,190.42
---------------------- ------------------------ --------------------------------
      01/20/12                02/20/12                     76,148,590.00
---------------------- ------------------------ --------------------------------
      02/20/12                03/20/12                     72,551,681.48
---------------------- ------------------------ --------------------------------
      03/20/12                04/20/12                     68,745,793.02
---------------------- ------------------------ --------------------------------
      04/20/12                05/20/12                     64,949,801.59
---------------------- ------------------------ --------------------------------

(Multicurrency -- Cross Border)

                                      ISDA
                  International Swap Dealers Association, Inc.
                                    SCHEDULE
                                     to the
                                Master Agreement
                            dated as of May 31, 2007

                                     between

 THE BANK OF NEW YORK        and         WELLS FARGO BANK, N.A.,
                                         not  in its individual  capacity,
                                         but solely as Supplemental Interest
                                         Trust Trustee on  behalf of the Banc
                                         of America Funding 2007-D Supplemental
                                         Interest  Trust

established as a banking organization    The Supplemental Interest Trust is a
under the laws of the State of New York  common law trust established under the laws of the State of New York.
       ("Party A")                                  ("Party B")
---------------------------               -------------------------------


Certain Definitions. As used herein, "Fitch", "Moody's", "S&P", "Rating Agency", "Rating Agency Condition", "Fitch Rating Condition", "Moody's Rating Condition", "S&P Rating Condition", "Collateralization Event", "Fitch Collateralization Event", "Moody's Collateralization Event", "S&P Collateralization Event", "Ratings Event", "Fitch Ratings Event", "Moody's Ratings Event", "S&P Ratings Event", "Qualifying Ratings", "Moody's First Level Qualifying Ratings", "Moody's Second Level Qualifying Ratings", "S&P Qualifying Ratings", "Fitch Qualifying Ratings", "Qualified Transferee", "Qualified Guarantor" and "Qualified Guaranty" have the meanings assigned in Part 5(i)(i).

Definitions Incorporated by Reference. Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement, dated May 31, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement") have the meanings assigned therein. In the event of any inconsistency between the terms of this Agreement and the terms of the Pooling and Servicing Agreement, this Agreement will govern.

Part 1. Termination Provisions.

(a) "Specified Entity" in relation to Party A or Party B shall mean: none.

(b) "Specified Transaction" will have the meaning specified in Section 14.

(c) Applicability. The following provisions apply or do not apply to the parties as specified below:

     (i) Section 5(a)(i) (Failure to Pay or Deliver):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (ii) Section 5(a)(ii) (Breach of Agreement):

          (A) will apply to Party A; and

          (B) will not apply to Party B.

     (iii) Section 5(a)(iii) (Credit Support Default):

          (A) will apply to Party A; and

          (B) will not apply to Party B.

     (iv) Section 5(a)(iv) (Misrepresentation):

          (A) will apply to Party A; and

          (B) will not apply to Party B.

     (v) Section 5(a)(v) (Default under Specified Transaction):

          (A) will not apply to Party A; and

          (B) will not apply to Party B.

     (vi) Section 5(a)(vi) (Cross Default):

          (A) will apply to Party A; and

          (B) will not apply to Party B.

          For the purposes of Section 5(a)(vi):

          "Specified Indebtedness" will have the meaning specified in Section 14, except that it shall not include indebtedness in respect of deposits received.

          "Threshold Amount" means, 3% of consolidated shareholders equity of Party A and its subsidiaries determined in accordance with generally accepted accounting principles of the United States consistently applied as of the last day of the fiscal quarter ended immediately prior to the occurrence or existence of an event for which a Threshold Amount is applicable under Section 5(a)(vi).

     (vii) Section 5(a)(vii) (Bankruptcy):

          (A) will apply to Party A; and

          (B) will not apply to Party B with respect to subclauses (2), (4) (but only if the proceeding or petition is instituted or presented by Party A or its affiliates), (7), (8) (but subclause (8) will not apply to Party B only to the extent that subclauses (2), (4) and (7) do not apply to Party B) and (9) of Section 5(a)(vii), and the remaining provisions of Section 5(a)(vii) will apply to Party B; and in subclause (6) the words "trustee" and "custodian" will not include the Supplemental Interest Trust Trustee and the words "seeks or" will be deleted.

     (viii) Section 5(a)(viii) (Merger without Assumption):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (ix) Section 5(b)(i) (Illegality):

               (A) will apply to Party A; and

               (B) will apply to Party B.

          (x) Section 5(b)(ii) (Tax Event):

               (A) will apply to Party A; and

               (B) will apply to Party B;

               provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.

          (xi) Section 5(b)(iii) (Tax Event upon Merger):

               (A) will apply to Party A, provided, that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party; and

               (B) will apply to Party B.

     (xii) Section 5(b)(iv) (Credit Event upon Merger):

          (A) will not apply to Party A; and

          (B) will not apply to Party B.

          (xiii) Section 5(b)(v) (Additional Termination Event):

               (A) will apply to Party A with respect to Part 1(g)(iv) and (v); and

               (B) will  apply  to Party B with  respect  to Parts  1(g)(i)  and
               (iii).

     (d) The "Automatic Early Termination" provision of Section 6(a):

               (A) will not apply to Party A; and

               (B) will not apply to Party B.

(e) Payments on Early Termination. For the purpose of Section 6(e), the Second Method and Market Quotation will apply. For such purpose, if Party A is the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default (but not, in any case, in respect of a Termination Event arising from an Illegality or Tax Event), the following provisions shall apply:

     (i) The definitions of "Market Quotation" and "Settlement Amount" are amended in their entirety to read as follows:

          "Market Quotation" means, with respect to one or more Terminated Transactions, an offer capable when made of becoming legally binding upon acceptance made by a Qualified Transferee for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Qualified Transferee to enter into a transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions) (which shall be determined by Party B, acting in a commercially reasonable manner), that would have the effect of preserving the economic equivalent for Party B of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (such transaction, a "Replacement Transaction"). For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

          "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, Provided that:

          (1) If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the "Latest Settlement Amount Determination Day"), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

          (2) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Un-paid amounts) for the relevant Terminated Transaction or group of Termi-nated Transactions.

     (ii) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

     (iii) if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount De-termination Day.

     (iv) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

          "Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under
          (1)."

(f) "Termination Currency" means United States Dollars.

(g) "Additional Termination Event" will apply. The following shall constitute Additional Termination Events, and the party specified shall be the Affected Party with respect thereto:--

     (i) Termination of Trust Fund. The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement (including, without limitation, by exercise of the option to purchase and giving of notice under Sections 10.01 and 10.02 of the Pooling and Servicing Agreement). The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust and the Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates. Party B shall be the sole Affected Party. However, each of Party A and Party B may designate an Early Termination Date in respect of this Additional Termination Event.

     (ii) [Reserved.]

     (iii) Amendment of Pooling and Servicing Agreement. The amendment of the Pooling and Servicing Agreement in a manner which could have a material adverse effect on Party A without first obtaining the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the Pooling and Servicing Agreement. Party B shall be the sole Affected Party.

          (iv) Collateralization Event or Ratings Event. A Collateralization Event or Ratings Event has occurred and is continuing and Party A fails to take the actions provided in Part 5(i)(ii)(A) and (B) within the time periods set out therein; provided that an Additional Termination Event shall not be deemed to occur by virtue of a breach of Part 5(i)(ii)(B) with respect to a Moody's Ratings Event unless and until such Moody's Ratings Event has continued for 30 or more Business Days and at least one Qualified Transferee has made an offer which remains capable of becoming legally binding upon acceptance to enter into a Permitted Transfer or other Replacement Transaction. Party A shall be the sole Affected Party. Without prejudice to any Event of Default resulting therefrom in accordance with the criteria of any other Rating Agency, a failure to post collateral in accordance with the provisions of the Credit Support Annex by Party A when it has elected or is required to post collateral or to use reasonable commercial efforts to obtain a replacement or Qualified Guaranty as provided in Part 5(i)(ii)(C)(2) following the occurrence of a Moody's Ratings Event, may be subject to the provisions of Section 5(a)(iii) and not be treated as an Additional Termination Event.

     (v) Regulation AB. Party A shall fail to comply with the provisions of Part 5(j) within the time provided for therein. Party A shall be the sole Affected Party.

Party B shall not effectively designate an Early Termination Date unless and until it has given prior written notice thereof to each Rating Agency.

Part 2. Tax Representations and Certain Tax-related Provisions.

(a) Payer Representations. For the purpose of Section 3(e), Party A and Party B makes the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment

(other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f);

     (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

     (iii) the  satisfaction  of the  agreement of the other party  contained in
     Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), Party A and Party B make the following representations.

     (i)  The following representation will apply to Party A:

          (x) It is a "U.S. person" (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations ("Treas. Reg.")) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

     (ii) The following representation will apply to Party B:

          None.

(c) Additional Amounts Not Payable by Party B. Party B shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

(d) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is amended in its entirety to read as follows:

     "Indemnifiable Tax" means in relation to payments by Party A any Tax and in relation to payments by Party B no Tax.

Part 3. Agreement to Deliver Documents. For the purpose of Section 4(a):

(a) Tax forms, documents or certificates to be delivered are:

---------------------- ----------------------------------------------------------------------- ------------------------------------
Party required to
deliver document       Form/Document/ Certificate                                              Date by which to be delivered
---------------------- ----------------------------------------------------------------------- ------------------------------------
Party A and Party B    A correct,  complete and executed Internal Revenue Service Form W-9,    (i)    Prior   to   the    first
     ----------------------------------------------- ---------------------------- ---------------------------

                       appropriate attachments,  as applicable, with respect to Party B, or    the  case  of  a  U.S.  Internal
                       any  other or  successor  form,  in each case  that  establishes  an    Revenue   Service  Form  W-8ECI,
                       exemption from deduction or withholding  obligations,  and any other    W-8IMY,  before  December  31 of
                       document  reasonably  requested  to allow  the  other  party to make    each third  succeeding  calendar
                       payments under this  Agreement  without any deduction or withholding    year,    (iii)   promptly   upon
                       for or on the account of any tax.                                       reasonable  demand  by the other

                                       24


                                                                                               party;  and  (iv)  promptly upon
                                                                                               learning  that  any  form previously
                                                                                               provided  by  to  the  other  party
                                                                                               has  become obsolete or incorrect.

----------------------------------- ----------------------------------------------------------------------- ------------------------

(b) Other documents to be delivered are:

 ------------------------------------------------------------------- ----------------------------------- ---------------------------
 Party required                                                       Date by which
  to deliver                                                              to be                      Covered by Section 3(d)
   document                     Form/Document/                         delivered                         Representation
                                Certificate
 ------------------------------------------------------------------- ----------------------------------- ---------------------------
 Party A             A certificate of an authorized  officer of the  Upon the execution and delivery     Yes
                     party,  as to the  incumbency and authority of  of this Agreement the  respective  officers of the party signing
                     this  Agreement,  any relevant  Credit Support
                     Document,  or any  Confirmation,  as the  case
                     may be.
 ------------------------------------------------------------------- ----------------------------------- ---------------------------
 Party B             (i)  a  copy  of  the  executed   Pooling  and  With respect to (i) upon the        Yes
                     Servicing   Agreement,   (ii)  an   incumbency  execution and delivery of the
                     certificate  verifying the true signatures and  Pooling and Servicing Agreement, authority  of the  person or  persons  signing  and with respect to (ii) and this  Agreement  on  behalf  of  Party  B, and  (iii) upon the execution and
                     (iii)  a  certified  copy  of the  authorizing  delivery of this Agreement
                     resolution    (or    equivalent    authorizing
                     documentation)   of  Wells  Fargo  Bank,  N.A.
                     which  sets  forth  the   authority   of  each
                     signatory to the  Confirmation  signing on its
                     behalf  and the  authority  of such  party  to
                     enter  into   Transactions   contemplated  and
                     performance of its obligations hereunder.
 ------------------------------------------------------------------- ----------------------------------- ---------------------------
 Party A             A legal opinion as to  enforceability  of this  Upon the execution and delivery     No
                     Agreement  and any  Confirmation  evidencing a  of this Agreement and such
                     Transaction hereunder.                          Confirmation
 ------------------------------------------------------------------- ----------------------------------- ---------------------------
 Party B             A legal  opinion as to the  enforceability  of  Upon the execution and delivery     No
                     this    Agreement    and   any    Confirmation  of this Agreement and such
                     evidencing a Transaction hereunder.             Confirmation
 ------------------------------------------------------------------- ----------------------------------- ---------------------------

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purpose of Section 12(a):

     Address for notices or communications to Party A:

     Party A: With respect to any Transaction, to the office(s) specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

                  The Bank of New York
                  Legal Department
                  One Wall Street - 10th Floor
                  New York, New York 10286
                           Attention: General Counsel

     Address for notices or communications to Party B:

                  Address:     Wells Fargo Bank, N.A.,
                               not in its individual capacity, but solely
                               as Supplemental Interest Trust Trustee on
                               behalf of the Banc of America Funding 2007-D
                               Supplemental Interest Trust 9062 Old
                               Annapolis Rd.
                               Columbia, Maryland 21045
                  Attention:   Client Manager - BAFC 2007-D
                  Facsimile:   (410) 715-2380   Telephone:  (410) 884-2000

                  (For all purposes.)

(b) Process Agent. For the purpose of Section 13(c):

     Party A appoints as its Process Agent:-- not applicable.

     Party B appoints as its Process Agent:-- not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c):

     Party A is a Multibranch Party and will enter into each Transaction only through the following Office:- New York (for all Transactions).

     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A.

(f) "Credit Support Document" Credit Support Document means in relation to:--

     Party A: The Credit Support Annex hereto and any Qualified Guaranty.

     Party B: Not applicable.

(g) "Credit Support Provider" means in relation to:

     Party A: The guarantor under any Qualified Guaranty.

     Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments; Modification of Section 2(a)(iii)(1). Subparagraph (ii) of Section 2(c) will apply. Section 2(a)(iii)(1) is amended by deleting "or Potential Event of Default".

(j) "Affiliate" will have the meaning specified in Section 14, provided, that, Party B shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

(k)  Additional  Representations.  Section 3 is hereby  amended by adding  after
Section 3(f) the following subsections:

     "(g) Relationship Between Parties.

          (1)Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2)Evaluation and Understanding.

               (i) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or
               oral)  of  the  other  party  as   investment   advice  or  as  a
               recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

          (3) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

     (h) Exclusion from Commodity Exchange Act. (1) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

     (i) Swap Agreement. Each Transaction is a "swap agreement" as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a "covered swap agreement" as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1))."

(l) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

Part 5. Other Provisions.

(a) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(c) Set-off. All payments under this Agreement shall be made without set-off or counterclaim, except as provided in Section 2(c), Section 6 or the provisions hereof relating to Market Quotation and Loss, or Paragraph 8 of the Credit Support Annex. Section 6(e) is amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 (as modified hereby).

(d) Failure to Pay or Deliver. Section 5(a)(i) is hereby amended by replacing the word "third" by the word "second" in the third line thereof.

(e) Non-Recourse. Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Supplemental Interest Trust hereunder are limited recourse obligations of the Supplemental Interest Trust, payable solely from the Swap Account. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive. This provision shall survive the termination of this Agreement.

(f) Limitation on Institution of Bankruptcy Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the termination of this Agreement.

(g) Transfer, Assignment. Notwithstanding the provisions of Sections 6(b)(ii) and 7, no novation, assignment or transfer of any Transaction shall be permitted by either party unless (i) it is a Permitted Transfer or the Rating Agency Condition is satisfied with respect thereto, and (ii) each Rating Agency and the non-assigning party has received prior written notice thereof. The consent of Party B shall not be required for a Permitted Transfer and Party B shall take all steps reasonably requested by Party A (at the expense of Party A) to effect a Permitted Transfer. A "Permitted Transfer" means a novation or assignment to or entry into another form of Replacement Transaction pursuant to which a
Qualified Transferee acquires and assumes or enters into a Replacement Transaction by a written instrument in respect of all the Transactions and the rights, liabilities, duties and obligations of Party A hereunder without modification of the terms hereof (other than parties, effective date of said transfer, and tax payee representations of Party A) and with respect to which

(i) there is no adverse effect on netting or set-off rights, (ii) each Rating Agency receives prior written notice thereof, and (iii) neither Party A nor the transferee will be required to withhold or deduct on account of any Tax from any payments under this Agreement in excess of what would have been required to be withheld or deducted in the absence of such transfer.

(h) Amendment. Notwithstanding the provisions of Section 9(b), each amendment, modification or waiver in respect of this Agreement shall be subject to the Rating Agency Condition.

(i) Ratings Downgrade.

     (i) Definitions. For purposes of each Transaction:

     (A) "Rating Agency Condition" means, with respect to any action taken or to be taken hereunder, a condition that is satisfied when each of Fitch, Inc. or Fitch Ratings, Ltd., or Derivative Fitch, Inc. or Derivative Fitch Ltd. or another of their subsidiaries, or any successor or successors thereto ("Fitch"), Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (each a "Rating Agency", and the rating condition with respect to it, the "Fitch Rating Condition", "Moody's Rating Condition" and "S&P Rating Condition", respectively) has confirmed in writing to the Supplemental Interest Trust Trustee that such action will not result in withdrawal, reduction or other adverse action with respect to any then-current rating by such Rating Agency of the Certificates.

     (B) "Qualifying Ratings" means, with respect to the debt of any entity, (1)
     (x) a short-term unsecured and unsubordinated debt rating of at least "P-1", and a long-term unsecured and unsubordinated debt of at least "A2" (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least "A1") by Moody's ("Moody's First Level Qualifying Ratings"), and (y) a short-term unsecured and unsubordinated debt rating of at least "P-2", and a long-term unsecured and unsubordinated debt of at least "A3" (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least "A3") by Moody's ("Moody's Second Level Qualifying Ratings"); and (2) a short-term unsecured and unsubordinated debt rating of at least "A-1" , or if it does not have a short-term rating, a long-term unsecured and unsubordinated debt rating of at least "A+" by S&P ("S&P Qualifying Ratings"); and (3) a short-term unsecured and unsubordinated debt rating of at least "F1" by Fitch and a long-term unsecured and unsubordinated debt rating of at least "A" by Fitch ("Fitch Qualifying Ratings").

     (C) A "Collateralization Event" shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) the short-term rating is "P-2" or below, or the long-term rating is "A3" or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is "A2" or below, as assigned by Moody's (a "Moody's Collateralization Event"); or (2) the short-term rating is "A-2" or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long-term rating is "A" or below, as assigned by S&P (an "S&P Collateralization Event"); or (3) the short-term rating is "F2" or below or the long-term rating is "A-" or below as assigned by Fitch (a "Fitch Collateralization Event").

     (D) A "Ratings Event" shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) the short-term rating is withdrawn or is "P-3" or below or the long-term rating is "Baa1", or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or is "Baa1" or below, as assigned by Moody's (a "Moody's Ratings Event"); or (2) the short-term rating is below "A-3", or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or is "BB+" or below, as assigned by S&P (an "S&P Ratings Event"); or (3) the short-term rating is below "F3" and the long-term rating is withdrawn or is"BBB" or below, as assigned by Fitch (a "Fitch Ratings Event").

     (E) "Qualified Transferee" means a transferee of a novation or assignment or a party (other than Party B) that enters into another form of Replacement Transaction that is a Reference Market-maker ("dealer" in the definition thereof meaning a "dealer in notional principal contracts" as defined in Treas. Reg. Section 1.1001-4) (1) that has Moody's Second Level Qualifying Ratings and S&P Qualifying Ratings and Fitch Qualifying Ratings, or (2) whose present and future obligations owing to Party B are guaranteed pursuant to a Qualified Guaranty.

     (F) "Qualified Guaranty" means an unconditional and irrevocable guaranty of payment (and not of collection) and the performance of the other obligations of Party A (or a Qualified Transferee, as applicable) hereunder by a third party having Moody's Second Level Qualifying Ratings, S&P Qualifying Ratings and Fitch Qualifying Ratings ("Qualified Guarantor") providing, inter alia, that payment thereunder shall be made as provided and on the conditions set forth in Section 2(d) as modified hereunder (substituting references to Party A as "X" with the guarantor as "X" and "this Agreement" with such guaranty, respectively) (or, in lieu of such provisions relating to tax, a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guaranty will be subject to withholding for Tax).

     (ii) Actions to be Taken. (A) If a Collateralization Event occurs, then Party A shall, at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody's Collateralization Event or thirty (30) calendar days thereafter in case of an S&P Collateralization Event or Fitch Collateralization Event:

          (1) post collateral  (commencing within the times set forth herein) in
          accordance   with  the  Credit  Support  Annex  for  so  long  as  the
          Collateralization Event continues; or

          (2) subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee (having the Moody's First Level Qualifying Ratings and the S&P Qualifying Ratings); or

          (3) subject to the S&P Rating Condition, obtain a Qualified Guaranty (provided by a guarantor having the Moody's First Level Qualifying Ratings and the S&P Qualifying Ratings).

     (B) If a Ratings Event occurs, then Party A shall at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody's Ratings Event or ten (10) Business Days thereafter in case of an S&P Ratings Event or Fitch Ratings Event:

          (1) subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee, or

          (2) subject to the S&P Rating Condition, obtain a Qualified Guaranty.

     (C) With respect to (A) and (B) above: (1) Party A shall post collateral in accordance with the Credit Support Annex and the times set forth herein for so long as a Collateralization Event or Ratings Event has occurred (or exists from the time Party A becomes a party hereto) and continues, and such posting of collateral shall not be deemed to cure a Rating Event or to extend the time within which any other action is required to be taken under
     (B) above; (2) if a Ratings Event occurs, then Party A shall at its own expense, use commercially reasonable efforts to take one of the actions referred to in (B) above as soon as reasonably practicable (but subject to the times set forth herein); and (3) if the debt of Party A is unrated because a Rating Agency has withdrawn such rating while any Transaction is outstanding under this Agreement, and if there is no Qualified Guaranty in effect at such time, then such withdrawal shall be treated as a Ratings Event unless the Rating Agency Condition is satisfied with respect thereto.

(j) Regulation AB. For purposes of Item 1115 ("Item 1115") of Subpart 229.1100 - Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 - 229.1123) ("Regulation AB") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable "significance percentage" with respect to this Agreement under Item 1115 has been reached (the "applicable percentage"), and (y) the Depositor has a reporting obligation under the Exchange Act (such event, hereinafter a "Reg AB Disclosure Event"), then Party A shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions:

     (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by
     Item 301 of Regulation S-K (17 C.F.R. ss.229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S-X (17 C.F.R. ss.ss.210.1-01 through 210.12-29, but excluding 17 C.F.R.
     ss. 210.3-05 and Article 11 of Regulation S-X (17 C.F.R. ss.ss. 210.11-01 through 210.11-03)), pursuant to Item 1115(b)(2); or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or

     (2) post collateral in accordance with the Credit Support Annex (which, for such purpose, will be modified to substitute for "Collateralization Event" throughout the words "Reg AB Disclosure Event", and define "Credit Support Amount" therein as needed to result in the posting of an amount sufficient to reduce the applicable percentage below the requirements of Item 1115, subject to any requirement to post Collateral in accordance with Part 5(i)); or

     (3) subject to the S&P Rating Condition, novate or assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee that is able to comply with the requirements of
     Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement; or

     (4) obtain a Qualified Guaranty by a guarantor that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement.

Party A's obligation to comply with this Part 5(j) shall be suspended on January 1, 2008, unless, at any time, Party A receives notification from the Depositor or the Securities Administrator that the Trust Fund's obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act. This obligation shall continue to be suspended unless the Depositor or the Securities Administrator notifies Party A that the Trust Fund's obligations to file reports under the Exchange Act has resumed. If the Depositor or Party B reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1115. The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

(k) Supplemental Interest Trust Trustee's Capacity. It is expressly understood and agreed by the parties hereto that, insofar as this Agreement and any confirmation evidencing a Transaction hereunder is executed by Wells Fargo Bank,

N.A.,  (i) this  Agreement and such  confirmation  are executed and delivered by
Wells  Fargo  Bank,  N.A.,  not  in  its  individual   capacity  but  solely  as
Supplemental  Interest Trust Trustee of the Supplemental Interest Trust pursuant to the  Pooling  and  Servicing  Agreement  in the  exercise  of the  powers and
authority  conferred  upon  and  vested  in  it  thereunder,   and  pursuant  to
instruction set forth therein,  (ii) each of the  representations,  undertakings and  agreements  herein or therein made on behalf of the  Supplemental  Interest
Trust is made and  intended  not as a personal  representation,  undertaking  or agreement of Wells Fargo Bank,  N.A. but is made and intended for the purpose of binding only the  Supplemental  Interest Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A., in its individual  capacity,  be personally  liable for the payment of any indebtedness or expenses or be personally  liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken under this Agreement or any such confirmation

(l)  Supplemental  Interest Trust  Trustee's  Representation.  Wells Fargo Bank,
N.A., as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, represents and warrants that:

     It has been  directed  under the Pooling and  Servicing  Agreement to enter
     into  this  Agreement  and  each  confirmation   evidencing  a  Transaction
     hereunder  as  Supplemental   Interest  Trust  Trustee  on  behalf  of  the
     Supplemental Interest Trust.

                      [Signature page immediately follows]



                                       32



     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:

   THE BANK OF NEW YORK                 WELLS FARGO BANK, N.A.,
                                        not in its individual capacity,  but solely
                                        as  Supplemental  Interest Trust Trustee on behalf
                                        of the Banc of America  Funding  2007-D  Supplemental
                                        Interest Trust

   By:    /s/ Stephen M. Lawler         By:     /s/ Darron Woodus
      -------------------------            ------------------------
     Name:  Stephen M. Lawler            Name:  Darron Woodus
     Title: Managing Director            Title: Assistant Vice President
     Date:  May 31, 2007                  Date: May 31, 2007


(Multicurrency - Cross Border)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                                MASTER AGREEMENT
                            dated as of May 31, 2007

  THE BANK OF NEW YORK            and           WELLS FARGO  BANK,  N.A.,
                                                not  in its  individual  capacity,  but  solely  as  Supplemental
                                                Interest  Trust Trustee on behalf of the Banc of America  Funding
                                                2007-D Supplemental Interest Trust

established as a banking  organization          The Supplemental  Interest Trust is a common law trust
under the laws of the State of New York         established  under the laws of the State of New York.
  ("Party A")                                                   ("Party B")


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: -

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement'), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

   THE BANK OF NEW YORK          WELLS FARGO BANK, N.A., not in its individual capacity,  but solely as  Supplemental  Interest Trust Trustee on behalf of the Banc of America  Funding  2007-D  Supplemental  Interest
                                 Trust

 By:    /s/ Stephen M. Lawler    By:     /s/ Darron Woodus
    -------------------------           -------------------------------
 Name:  Stephen M. Lawler        Name:  Darron Woodus
 Title: Managing Director        Title: Assistant Vice President
 Date:  May 31, 2007             Date:  May 31, 2007


















                                       18                    ISDA (R) 1992

(Bilateral Form)                  (ISDA Agreements Subject to New York Law Only)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX
                             to the Schedule to the

                              ISDA Master Agreement
                           -------------------------

                            Dated as of May 31, 2007

                                     between

  THE BANK OF NEW YORK            and           WELLS FARGO  BANK,  N.A.,
                                                not  in its  individual  capacity,  but  solely  as  Supplemental
                                                Interest  Trust Trustee on behalf of the Banc of America  Funding
                                                2007-D Supplemental Interest Trust

established as a banking  organization          The Supplemental  Interest Trust is a common law trust
under the laws of the State of New York         established  under the laws of the State of New York.
  ("Party A")                                                   ("Party B")
_____________________________________               _____________________________________


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A.

Accordingly, the parties agree as follows:--

Paragraphs 1 - 12. Incorporation. Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law
Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b) Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and
(d) only Party A will be required to make Transfers of Eligible Credit Support hereunder."

Paragraph 13.

Certain Definitions. As used herein, "Fitch", "Moody's", "S&P", "Rating Agency", "Collateralization Event", "Fitch Collateralization Event", "Moody's Collateralization Event", "S&P Collateralization Event", "Ratings Event", "Fitch Ratings Event", "Moody's Ratings Event", and "S&P Ratings Event" have the meanings assigned in the Schedule.

(a) Security Interest for "Obligations." The term "Obligations" as used in this Annex includes the following additional obligations: Not applicable.

(b) Credit Support Obligations.

     (i) Delivery Amount, Return Amount and Credit Support Amount.

          (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date on which the Threshold for Party A is Zero, commencing no later than the Valuation Date falling on or after the earliest of (i) in the case of a Moody's Collateralization Event or Moody's Ratings Event, on the 30th Local Business Day thereafter, (ii) in the case of an S&P Collateralization Event or Fitch Collateralization Event, the thirtieth (30th) calendar day thereafter or, if it is not a Local Business Day, the next preceding day that is a Local Business Day, and (iii) in the case of an S&P Ratings Event or Fitch Ratings Event, commencing promptly after publication by S&P of the applicable change in rating."

          (B) "Return Amount" has the meaning specified in Paragraph 3(b).

          (C) "Credit Support Amount" in Paragraph 3(b), shall be amended in its entirety to read as follows:

               "`Credit Support Amount' means, for any Valuation Date after and during the continuance of a Collateralization Event or Ratings Event, (i) the Secured Party's Exposure for that Valuation Date, plus (ii) the Independent Amount applicable to the Pledgor (with respect to all Affected Transactions), if any, minus (iii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number less than zero; and, provided further, that, if a Moody's Ratings Event with respect to Party A and the guarantor under each Qualified Guaranty (if any) has occurred and is continuing and at least thirty (30) Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any), the Credit Support Amount will not be less than the greater of zero and the aggregate amount of the net payments due from Pledgor in respect of all following scheduled Payments (each such net payment being the greater of zero and the amount of the payment due to be made by the Pledgor under Section 2(a) on a Payment date less the amount of any payment due to be made by the Secured Party under Section 2(a) on the same Payment Date after giving effect to any applicable netting under Section 2(c) (each a "Net Payment")) with respect to all Affected Transactions."

     (ii) Eligible Collateral and Valuation Percentage. The items and Valuation Percentages with respect to each Rating Agency set forth in Schedule 1A,
     Schedule 1B or Schedule 1C, as applicable, will be "Eligible Collateral" and the applicable "Valuation Percentage" with respect thereto for Party A.

     (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not Applicable.

     (iv) Thresholds.

          (A) "Independent Amount" means with respect to Party B: Zero; and, with respect to Party A for any Valuation Date: an amount equal to:

               (1) in respect of a Moody's Collateralization Event or a Moody's Ratings Event, the lesser of (x) the product of (I) if each Local Business Day is a Valuation Date, 15, and, otherwise, 25, and
               (II) with respect to each Transaction and any date of determination, the estimated change in the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent. for such Transaction, and (y) the product of (I) the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date and (II) the percentage set forth in Schedule 2A,
               Schedule 2B or Schedule 2C, as applicable ("Moody's Independent Amount"); and

               (2) in respect of an S&P Collateralization Event or an S&P Ratings Event, (I) the product of the aggregate Notional Amount outstanding at the beginning of the related Calculation Period under the applicable Affected Transactions and (II) (x) with respect to basis risk swaps, the product of the S&P Volatility Buffer and 0.1, and (y) with respect to all other Transactions the S&P Volatility Buffer determined using the table set forth in
               Schedule 3 ("S&P Independent Amount"); and

               (3) in respect of a Fitch Collateralization Event or a Fitch Ratings Event, the product of (I) the aggregate Notional Amount outstanding at the beginning of the related Calculation Period under (II) the applicable Affected Transactions the Fitch Volatility Cushion determined using the table set forth in
               Schedule 4("Fitch Independent Amount").

          As used herein, "Independent Amount" means the additional amount to be added to the Secured Party's Exposure pursuant to the calculation of Credit Support Amount at the time the Delivery Amount is required to be delivered or transferred hereunder and does not imply or require that a separate amount be delivered or transferred on the execution of this Agreement or on any Trade Date or at any other time.

          (B) "Threshold" means for each party: an infinite number; provided, that the Threshold shall be zero at any time that Party A elects or is required to post collateral pursuant to Part 5(i)(ii) of the Schedule.

          (C) "Minimum  Transfer Amount" means with respect to Party A and Party
          B: $100,000; provided, that the Minimum Transfer Amount for such party shall be $50,000 in respect of an S&P Collateralization Event and an S&P Ratings Event if the aggregate principal balance of the rated Certificates is $50,000,000 or less on the applicable Valuation Date, and shall be zero upon the occurrence and during the continuance of an Event of Default, Termination Event, Additional Termination Event, or Specified Condition with respect to such party.

          (D) Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of $1,000 and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

     (v) Calculation of Delivery Amount and Return Amount. The Credit Support Amount will be calculated separately for each Rating Agency then rating the Certificates in accordance with the provisions relating to such Rating Agency set forth in this Paragraph 13(b), and Party A will Transfer the highest Delivery Amount and Party B will Transfer the lowest Return Amount so calculated, provided, that the Return Amount will be reduced to such amount as necessary so that Transfer of a Delivery Amount will not be required immediately after the Transfer of such Return Amount.

(c) Valuation and Timing.

     (i) "Valuation Agent" means, Party A, provided, that if any Event of Default with respect to Party A has occurred and is continuing, then any designated third party mutually agreed to by the parties shall be the Valuation Agent until such time as Party A is no longer a Defaulting Party.

     (ii) "Valuation Date" means each Local Business Day during the period that Party A's Threshold Amount is Zero.

     (iii) "Valuation Time" means:

          [ ] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

          [X] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

     provided, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. (i) Illegality and (ii) Additional Termination Events will be a "Specified Condition" for Party A (as the Affected Party) (but not for purposes of Paragraph 8(d)), and (iii) Tax Event and (iv) Tax Event Upon Merger will not be a "Specified Condition for Party A.

(e) Substitution.

     (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f) Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

     (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: as set forth for other purposes in Paragraph 12.

     (iii) Alternative. The provisions of Paragraph 5 will apply, except to the following extent: (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be Transferred does not exceed the Disputing Party's Minimum Transfer Amount.

(g) Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. The Secured Party will not be entitled to hold Posted Collateral itself, but will hold Posted Collateral in an identifiable segregated account which is an Eligible Account through a Custodian (which may be the Supplemental Interest Trust Trustee and which shall at all times be a financial institution as specified under Section 9.05 of the Pooling and Servicing Agreement. If not so specified, the Custodian shall be a commercial bank or trust company which is unaffiliated with Party B organized under the laws of the United States or any state thereof, having assets of at least $10 billion and a long term debt or a deposit rating of at least Baa2 from Moody's and A from S&P. For so long as the Certificates are rated by S&P, any Custodian other than the Supplemental Interest Trust Trustee shall have a short-term debt or deposit rating of at least A-1, or, if it has no short-term rating, a long-term debt or deposit rating of at least A, from S&P.

     Initially, the Custodian for Party B is: Wells Fargo Bank, N.A..

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to the Secured Party; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii) except that Party B may register any Posted Collateral in the name of the Custodian or its nominee under Paragraph 6(c)(ii).

(h) Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate", with respect to Eligible Collateral in the form of Cash will be the actual rate of interest earned by the Counterparty or the Custodian if the Cash is invested at the direction of Party A in accordance with Paragraph 13(1)(vi); otherwise the "Interest Rate" will be, for any day, the rate opposite the caption "Federal Funds (Effective)" for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System or such other rate as agreed by the parties.

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), subject to the receipt and availability of such funds.

     (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Other Eligible Support and Other Posted Support.

     (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

     (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

(j) Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

         (i) Party A:           Not applicable.

         (ii) Party B:

              Address:          Wells Fargo Bank, N.A.,
                                not in its individual capacity, but solely
                                as Supplemental Interest Trust Trustee on
                                behalf of the Banc of America Funding 2007-D
                                Supplemental Interest Trust 9062 Old
                                Annapolis Rd.
                                Columbia, Maryland 21045
                  Attention:    Client Manager - BAFC 2007-D
                  Facsimile:    (410) 715-2380   Telephone:  (410) 884-2000

(k) Addresses for Transfers.

     Party A:    For Cash: To be provided

                 For Eligible Collateral: To be provided

     Party B:    To be provided

(l) Other Provisions.

     (i) Additional Definitions. As used in this Annex:--

          "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

          "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

     (ii) Transfer Timing.

          (A) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph: "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

          (B) Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

     (iii) Events of Default. Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

          "For the purposes of Section 5(a)(iii) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Credit Support, Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that, with respect to a failure to Transfer Eligible Credit Support, at least (x) 30 Local Business Days have elapsed after a Ratings Event has occurred, or (y) 10 Business Days have elapsed after an S&P Ratings Event or a Fitch Ratings Event, and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A".

     (iv) No Counterclaim. A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

     (v) Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account which is an Eligible Account (the "Swap Collateral Account") and to hold, record and identify all the Posted Collateral therein and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

     (vi) Investment of Cash Posted Collateral. Cash Posted Collateral shall be invested in Permitted Investments as directed by Party A, with gains and losses incurred in respect of such investments to be for the account of

     Party A, subject to the following parameters: the Cash Posted Collateral shall be invested in such overnight (or redeemable within two Local Business Days of demand) investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime -1 or Aaa by Moody's as directed by Party A (provided, that such investment shall be held uninvested or invested at the direction of Party B if an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and Party B has designated an Early Termination Date with respect thereto). Such instructions may be delivered as standing instructions.

     (vii) Return of Posted Collateral. At any time Party A is required to post collateral pursuant to Part 5(i)(ii) of the Schedule, Party A shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If Party A is so required to post collateral in relation to a Collateralization Event or a Ratings Event and thereafter ceases to be required to post collateral under Part 5(i)(ii) of the Schedule (and provided that no Event of Default exists with respect to Party A) or Party A has made a Permitted Transfer under this Agreement, then Party A's obligations to transfer Eligible Collateral under this Annex will immediately cease with respect to that Collateralization Event or Ratings Event, and Party B will, upon demand by Party A, return to Party A, or cause its Custodian to return, all Posted Collateral held under this Annex. The Secured Party is authorized to liquidate any Posted Collateral pursuant to written instructions from Party A.

     (viii) External Verification of Mark-to-Market Valuations. If the long-term senior unsecured debt of Party A is rated BBB or below by S&P or Fitch (and with respect to the Fitch Rating Condition, its short-term senior unsecured debt is rated F3 or below), once every month, Party A will at its own expense verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers (provided, that a Reference Market-maker may not be used more than four times within each 12 month period) for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the high quotation for a Reference Market-maker, if applicable for the next Valuation Date and cure any deficiency in collateral value within three Local Business Days. Party A shall provide the quotations of such Reference Market-makers to S&P and Fitch.

     (ix) Expenses. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

     (x) Limit on Secured Party's Liability. The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

     (xi) Limited Responsibility of Supplemental Interest Trust Trustee. The parties hereto acknowledge and agree that the Supplemental Interest Trust Trustee shall have (a) no responsibility or liability for the validity or sufficiency of any Posted Collateral, (b) no duty or responsibility for determining when Posted Collateral is required to be provided by the Pledgor hereunder or the value of any Posted Collateral, and (c) no duty or obligation to realize upon any Posted Collateral in the event that any such collateral is required to be liquidated pursuant to this Agreement or to enforce the obligations of the issuer of any Posted Collateral.

                      [Signature page immediately follows]

     IN WITNESS WHEREOF the parties have executed this Credit Support Annex on the respective dates specified below with effect from the date on the first page.

   THE BANK OF NEW YORK          WELLS FARGO BANK, N.A.,
                                 not in its individual capacity,  but
                                 solely as  Supplemental  Interest Trust Trustee on behalf of the Banc of America  Funding  2007-D  Supplemental  Interest
                                 Trust

 By:    /s/ Stephen M. Lawler    By:     /s/ Darron Woodus
    -------------------------           -------------------------------
 Name:  Stephen M. Lawler        Name:  Darron Woodus
 Title: Managing Director        Title: Assistant Vice President
 Date:  May 31, 2007             Date:  May 31, 2007

                                   SCHEDULE 1A
                               ELIGIBLE COLLATERAL
                                     MOODY'S

Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-D Highest Rating: Classes 1-A-1, 1-A-2, 1-A-3, 1-A-4 and 1-A-5 rated "Aaa" by Moody's, "AAA" by S&P and "AAA" by Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor): May 20, 2017
Valuation Date (and Valuation Percentage column): Daily

Moody's Valuation Percentage columns:

     * Column A sets out the percentage applicable when the percentage in Column B is not applicable.
     * Column B sets out the percentage applicable when a Moody's Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing.

------------------------------------------------------------------------------------------------------------------------------------
                                           ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
--------- ------------------------------------------------------------------------------------------------- ------------------------
                                                                                  Valuation Percentage         Valuation Percentage
--------- ------------------------------------------------------------------------------------------------- ------------------------
                                                                                     Moody's (Daily)             Moody's (Weekly)
--------- ------------------------------------------------------------------------------------------------- ------------------------
                                                                                     A              B            A              B
--------- ------------------------------------------------------------------------------------ ------------ ------------- ----------
(A)       Cash:  U.S. Dollars in depositary account form                            100%           100          100%          100%
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(B)       Floating-rate  U.S.  Treasury  Securities:   Floating-rate  negotiable    100%            99%          100%          99%
          debt obligations  issued by the U.S.  Treasury  Department  after
          July 18,  1984 ("Floating-rate Treasuries") (all maturities).
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(C)       U.S. Treasury Securities:  Fixed-rate  negotiable debt obligations        100%           100%         100%          100%
          issued by the U.S. Treasury  Department after July 18, 1984
          ("Fixed-rate Treasuries")  having a remaining maturity of up to and not more than 1 year.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(D)       Fixed-rate  Treasuries  having a remaining  maturity of greater           100%            99%         100%           99%
          than 1 year but not more than 2 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(E)       Fixed-rate  Treasuries  having a remaining  maturity of greater than      100%            98%         100%           98%
          2 years but not more than 3 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(F)       Fixed-rate  Treasuries  having a remaining  maturity of greater           100%            97%         100%           97%
          than 3 years but not more than 5 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(G)       Fixed-rate  Treasuries  having a remaining  maturity of greater           100%            96%         100%           95%
          than 5 years but not more than 7 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(H)       Fixed-rate  Treasuries  having a remaining  maturity of greater than      100%            94%         100%           94%
          7 years but not more than 10 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(I)       Fixed-rate  Treasuries having a remaining  maturity of greater than       100%            90%         100%           89%
          10 years but not more than 20 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(J)       Fixed-rate  Treasuries having a remaining  maturity of greater than       100%            88%         100%           87%
          20 years but not more than 30 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -


                                      1A-1

------------------------------------------------------------------------------------------------------------------------------------
                                           ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
--------- ------------------------------------------------------------------------------------------------- ------------------------
(K)       Floating-rate Agency Securities:  Floating-rate  negotiable debt          100%            98%         100%           98%
          obligations of the Federal National Mortgage Association (FNMA),
          Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks
          (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley
          Authority (TVA) (collectively, "Floating-rate Agency Securities")
          (all maturities).
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(L)       Fixed-rate Agency Securities:  Fixed-rate negotiable debt obligations     100%            99%         100%           99%
          of the Federal National  Mortgage  Association  (FNMA),  Federal
          Home Loan Mortgage Corporation  (FHLMC),  Federal Home Loan Banks
          (FHLB),  Federal Farm Credit Banks (FFCB),  Tennessee Valley Authority
          (TVA)  (collectively,  "Fixed-rate Agency  Securities")  issued  after
          July 18,  1984 and  having a  remaining maturity of not more than 1 year.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(M)       Fixed-rate Agency  Securities having a remaining  maturity of greater     100%            99%         100%           98%
          than 1 year but not more than 2 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(N)       Fixed-rate Agency  Securities having a remaining  maturity of greater     100%            98%         100%           97%
          than 2 years but not more than 3 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(O)       Fixed-rate Agency  Securities having a remaining  maturity of greater     100%            96%         100%           96%
          than 3 years but not more than 5 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(P)       Fixed-rate Agency  Securities having a remaining  maturity of greater     100%            93%         100%           94%
          than 5 years but not more than 7 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(Q)       Fixed-rate Agency  Securities having a remaining  maturity of greater     100%            93%         100%           93%
          than 7 years but not more than 10 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(R)       Fixed-rate Agency Securities having a remaining  maturity of greater      100%            89%         100%           88%
          than 10 years but not more than 20 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(S)       Fixed-rate Agency Securities having a remaining  maturity of greater      100%            87%         100%           86%
          than 20 years but not more than 30 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(T)       FHLMC  Certificates.  Mortgage  participation  certificates  issued by     *               *            *             *
          FHLMC evidencing  undivided  interests  or  participations  in pools of first lien conventional or FHA/VA residential  mortgages or deeds of trust,  guaranteed by FHLMC,  issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(U)       FNMA Certificates.  Mortgage-backed pass-through certificates issued by    *               *            *             *
          FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -


                                      1A-2

------------------------------------------------------------------------------------------------------------------------------------
                                           ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
--------- ------------------------------------------------------------------------------------------------- ------------------------
(V)       GNMA  Certificates.  Mortgage-backed  pass-through  certificates  issued   *               *            *             *
          by private  entities,  evidencing  undivided  interests  in pools of first lien mortgages or deeds of trust on single family  residences, guaranteed by the Government  National  Mortgage  Association  (GNMA)
          with the full faith and credit  of the  United  States,  issued  after
          July 18,  1984 and having a remaining maturity of not more than 30 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(W)       Commercial    Mortgage-Backed    Securities.    Floating   rate            *               *            *             *
          commercial mortgage-backed securities rated AAA by two major rating agencies (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) ("Commercial Mortgage-Backed Securities")
          having a remaining maturity of not more than 5 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(X)       Commercial  Mortgage-Backed  Securities having a remaining  maturity      *               *            *             *
          of more than 5 years and not more than 10 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(Y)       Commercial  Mortgage-Backed  Securities having a remaining  maturity                                   *             *
          of more than 10 years.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(Z)       Commercial Paper.  Commercial Paper with a rating of at least P-1         *               *            *             *
          by Moody's and at least A-1+ by S&P and having a  remaining  maturity of not more than 30 days.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -
(AA)      Other Items of Credit Support  approved by the Rating Agencies to         *               *            *             *
          the extent any Certificates are rated.
--------- ----------------------------------------------------------------------------- --------------- ------------ ------------- -

     * zero or such higher percentage in respect of which Moody's has delivered a ratings affirmation.




                                      1A-3

                                   SCHEDULE 1B
                               ELIGIBLE COLLATERAL
                                       S&P

Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-D
Highest Rating: Classes 1-A-1, 1-A-2, 1-A-3, 1-A-4 and 1-A-5 rated "Aaa" by Moody's, "AAA" by S&P and "AAA" by Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor): May 20, 2017
Valuation Date (and Valuation Percentage column):  Daily



 -----------------------------------------------------------------------------------------------------------------------------------
                                             ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
 --------------- ----------------------------------------------------------------------------------------------- -------------------
                                                                                              Valuation Percentage
 --------------- ----------------------------------------------------------------------------------------------------------
                                                                                                       S&P
 --------------- ----------------------------------------------------------------------------------------------------------
                                                                                             Daily             Weekly
 --------------- ---------------------------------------------------------------------------------------- -----------------
      (A)        Cash:  U.S. Dollars in depositary account form                              100%               100%
 --------------- ---------------------------------------------------------------------------------------- -----------------
      (B)        Floating-rate U.S. Treasury Securities: Floating-rate
                 negotiable debt obligations issued by * * the U.S. Treasury
                 Department after July 18, 1984 ("Floating Rate Treasuries")
                 (all maturities).
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (C)        Fixed-rate U.S.  Treasury  Securities:  Fixed-rate  negotiable              98.90%             98.60%
                 debt obligations  issued by the U.S.  Treasury  Department after
                 July 18, 1984  ("Fixed-rate  Treasuries")  having a remaining maturity of up to and not more than 1 year.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (D)        Fixed-rate  Treasuries having a remaining  maturity of greater than 1       98.00%             97.30%
                  year but not more than 2 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (E)        Fixed-rate  Treasuries having a remaining maturity of greater than 2        97.40%             95.80%
                 years but not more than 3 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (F)        Fixed-rate  Treasuries having a remaining maturity of greater than 3        95.50%             93.80%
                 years but not more than 5 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (G)        Fixed-rate  Treasuries having a remaining maturity of greater than 5        93.70%             91.40%
                 years but not more than 7 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (H)        Fixed-rate  Treasuries  having a remaining  maturity of greater than 7      92.50%             90.30%
                 years but not more than 10 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (I)        Fixed-rate  Treasuries having a remaining  maturity of greater than 10      91.10%             86.90%
                 years but not more than 20 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (J)        Fixed-rate  Treasuries having a remaining  maturity of greater than 20      88.60%             84.60%
                 years but not more than 30 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (K)        Floating-rate  Agency  Securities:  Floating-rate  negotiable debt            *                 *
                 obligations of the Federal National Mortgage Association (FNMA), Federal
                 Home Loan Mortgage Corporation (FHLMC),  Federal Home Loan Banks (FHLB),
                 Federal Farm Credit Banks (FFCB),  Tennessee  Valley  Authority (TVA)
                 (collectively, "Floating-rate Agency Securities") (all maturities).
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (L)        Fixed-rate Agency Securities:  fixed-rate  negotiable debt obligations of   98.50%             98.00%
                 the Federal National Mortgage  Association (FNMA),  Federal Home Loan
                 Mortgage  Corporation  (FHLMC),  Federal Home Loan Banks  (FHLB),  Federal
                 Farm Credit  Banks  (FFCB),  Tennessee  Valley  Authority  (TVA)
                 (collectively,  "Fixed-rate  Agency  Securities")  issued  after  July 18,
                 1984 and  having a remaining maturity of not more than 1 year.
 --------------- ----------------------------------------------------------------------------------------------- ------------------


                                      1B-1

 -----------------------------------------------------------------------------------------------------------------------------------
                                             ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
 --------------- ----------------------------------------------------------------------------------------------- -------------------
      (M)        Fixed-rate Agency  Securities having a remaining  maturity of greater       97.70%             96.80%
                 than 1 year but not more than 2 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (N)        Fixed-rate Agency Securities having a remaining  maturity of greater        97.30%             96.30%
                 than 2 years but not more than 3 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (O)        Fixed-rate Agency Securities having a remaining  maturity of greater        94.50%             92.50%
                 than 3 years but not more than 5 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (P)        Fixed-rate Agency Securities having a remaining  maturity of greater        93.10%             90.30%
                 than 5 years but not more than 7 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (Q)        Fixed-rate Agency Securities having a remaining  maturity of greater        90.70%             86.90%
                 than 7 years but not more than 10 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (R)        Fixed-rate  Agency  Securities  having a remaining  maturity of greater     87.70%             81.60%
                 than 10 years but not more than 20 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (S)        Fixed-rate  Agency  Securities  having a remaining  maturity of greater     84.40%             77.90%
                 than 20 years but not more than 30 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (T)        FHLMC Certificates.  Mortgage participation  certificates issued by         91.50%             86.40%
                 FHLMC evidencing undivided interests  or  participations  in pools of first  lien  conventional  or  FHA/VA  residential mortgages  or deeds of trust,  guaranteed  by FHLMC,  issued  after July 18, 1984 and having a remaining maturity of not more than 30 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (U)        FNMA  Certificates.  Mortgage-backed  pass-through  certificates  issued    91.50%             86.40%
                 by  FNMA  evidencing undivided  interests  in pools  of  first  lien mortgages  or  deeds of trust on  residential properties,  guaranteed by
                 FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (V)        GNMA  Certificates.  Mortgage-backed  pass-through  certificates            91.50%             86.40%
                 issued by private  entities, evidencing  undivided  interests in pools of first lien  mortgages or deeds of trust on single family residences,  guaranteed by the Government National Mortgage
                 Association (GNMA) with the full faith and credit of the United
                 States,  issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (W)        Commercial  Mortgage-Backed  Securities.  Floating rate commercial          96.20%             95.10%
                 mortgage-backed securities rated AAA by two major rating  agencies
                 (including  S&P if S&P is a Rating Agency  hereunder) with a minimum par or face amount of $250  million  (excluding  securities  issued  under
                 Rule 144A) ("Commercial  Mortgage-Backed  Securities") having a remaining maturity of not more than 5 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (X)        Commercial  Mortgage-Backed  Securities  having a remaining  maturity       92.90%             90.90%
                 of more than 5 years and not more than 10 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (Y)        Commercial Mortgage-Backed Securities having a remaining maturity of        91.00%             88.60%
                 more than 10 years.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (Z)        Commercial Paper.  Commercial Paper with a rating of at least P-1 by        99.00%             99.00%
                 Moody's and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.
 --------------- ----------------------------------------------------------------------------------------------- ------------------
      (AA)       Other Items of Credit Support  approved by the Rating Agencies to               *                 *
                 the extent any  Certificates are rated.
 --------------- ----------------------------------------------------------------------------------------------- ------------------

     * zero or such higher percentage in respect of which S&P has delivered a ratings affirmation.


                                      1B-2

                                   SCHEDULE 1C
                               ELIGIBLE COLLATERAL
                                      FITCH

Banc of America Funding Corporation,  Mortgage Pass-Through Certificates, Series
2007-D
Highest  Rating:  Classes 1-A-1,  1-A-2,  1-A-3,  1-A-4 and 1-A-5 rated "Aaa" by
Moody's, "AAA" by S&P and "AAA" by Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor):  May 20,
2017
Valuation Date (and Valuation Percentage column):  Daily



 -----------------------------------------------------------------------------------------------------------------------------------
                                               ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (FITCH)
 ------------- ----------------------------------------------------------------------------- ---------------------------------------
                                                                                                          Valuation Percentage
                                                                                                        (Rating of Certificates)
 ------------- ----------------------------------------------------------------------------- ---------------------------------------
                                                                                                 AAA        AA         A        BBB
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (A)       Cash:  U.S. Dollars in depositary account form                                    100%      100        100%     100%
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (B)       Floating-rate  U.S.  Treasury  Securities:   Floating-rate  negotiable  debt       *         *          *         *
               obligations  issued by the U.S.  Treasury  Department  after  July 18,  1984
               ("Floating-rate Treasuries") (all maturities).
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (C)       Fixed-rate   U.S.   Treasury   Securities:    Fixed-rate   negotiable   debt  97.50%    97.80%     98.40%      98.90%
               obligations  issued by the U.S.  Treasury  Department  after  July 18,  1984
               ("Fixed-rate  Treasuries") having a remaining maturity of up to and not more than 1 year.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (D)       Fixed-rate  Treasuries  having a remaining  maturity of greater  than 1 year  94.70%    95.30%     95.90%      96.50%
               but not more than 2 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (E)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 2 years  94.70%    95.30%     95.90%      96.50%
               but not more than 3 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (F)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 3 years  91.50%    92.50%     93.50%      94.50%
               but not more than 5 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (G)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 5 years  89.00%    90.10%     91.2%       92.30%
               but not more than 7 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (H)       Fixed-rate  Treasuries  having a remaining  maturity of greater than 7 years  86.30%    87.50%     88.8%       90.00%
               but not more than 10 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (I)       Fixed-rate  Treasuries having a remaining  maturity of greater than 10 years  83.00%    84.50%     86.00%      87.50%
               but not more than 20 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (J)       Fixed-rate  Treasuries having a remaining  maturity of greater than 20 years  79.00%    80.70%     82.30%      84.00%
               but not more than 30 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (K)       Floating-rate Agency Securities:  Floating-rate  negotiable debt obligations       *         *          *          *
               of the Federal  National  Mortgage  Association  (FNMA),  Federal  Home Loan
               Mortgage Corporation (FHLMC),  Federal Home Loan Banks (FHLB),  Federal Farm
               Credit  Banks  (FFCB),   Tennessee  Valley  Authority  (TVA)  (collectively,
               "Floating-rate Agency Securities") (all maturities).
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------


                                      1C-1

 -----------------------------------------------------------------------------------------------------------------------------------
                                               ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (FITCH)
 ------------- ----------------------------------------------------------------------------- ---------------------------------------
                                                                                                          Valuation Percentage
                                                                                                        (Rating of Certificates)
 ------------- ----------------------------------------------------------------------------- ---------------------------------------
     (L)       Fixed-rate  Agency  Securities:  negotiable debt  obligations of the Federal       *         *          *          *
               National   Mortgage   Association   (FNMA),   Federal  Home  Loan   Mortgage
               Corporation  (FHLMC),  Federal Home Loan Banks  (FHLB),  Federal Farm Credit
               Banks (FFCB),  Tennessee Valley Authority (TVA)  (collectively,  "Fixed-rate
               Agency  Securities")  issued  after  July 18,  1984 and  having a  remaining maturity of not more than 1 year.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (M)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 1       *         *          *          *
               year but not more than 2 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (N)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 2       *         *          *          *
               years but not more than 3 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (O)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 3       *         *          *          *
               years but not more than 5 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (P)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 5       *         *          *          *
               years but not more than 7 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (Q)       Fixed-rate Agency  Securities having a remaining  maturity of greater than 7       *         *          *          *
               years but not more than 10 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (R)       Fixed-rate Agency Securities having a remaining  maturity of greater than 10       *         *          *          *
               years but not more than 20 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (S)       Fixed-rate Agency Securities having a remaining  maturity of greater than 20       *         *          *          *
               years but not more than 30 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (T)       FHLMC  Certificates.  Mortgage  participation  certificates  issued by FHLMC       *         *          *          *
               evidencing  undivided  interests  or  participations  in pools of first lien conventional or FHA/VA residential  mortgages or deeds of trust,  guaranteed by FHLMC,  issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (U)       FNMA Certificates.  Mortgage-backed pass-through certificates issued by FNMA       *         *          *          *
               evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (V)       GNMA  Certificates.  Mortgage-backed  pass-through  certificates  issued  by       *         *          *          *
               private  entities,  evidencing  undivided  interests  in pools of first lien mortgages or deeds of trust on single family  residences,  guaranteed by the
               Government  National  Mortgage  Association  (GNMA)  with the full faith and credit  of the  United  States,  issued  after  July 18,  1984 and  having a remaining maturity of not more than 30 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------


                                      1C-2

 -----------------------------------------------------------------------------------------------------------------------------------
                                               ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (FITCH)
 ------------- ----------------------------------------------------------------------------- ---------------------------------------
                                                                                                          Valuation Percentage
                                                                                                        (Rating of Certificates)
 ------------- ----------------------------------------------------------------------------- ---------------------------------------
     (W)       Commercial    Mortgage-Backed    Securities.    Floating   rate   commercial       *         *          *          *
               mortgage-backed  securities  rated AAA by two major rating  agencies  with a minimum  par or face amount of $250  million  (excluding  securities  issued
               under  Rule  144A)  ("Commercial   Mortgage-Backed   Securities")  having  a
               remaining maturity of not more than 5 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (X)       Commercial  Mortgage-Backed  Securities having a remaining  maturity of more       *         *          *          *
               than 5 years and not more than 10 years.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (Y)       Commercial  Mortgage-Backed  Securities having a remaining  maturity of more       *         *          *          *
               than 10 years.
------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (Z)       Commercial  Paper.  Commercial  Paper with a rating of at least P-1 by Fitch       *         *          *          *
               and at least A-1+ by S&P and having a  remaining  maturity  of not more than
               30 days.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------
     (AA)      Other Items of Credit Support  approved by the Rating Agencies to the extent       *         *          *          *
               any Certificates are rated.
 ------------- ----------------------------------------------------------------------------- -------------------- ----------- ------

     * zero or such higher percentage in respect of which Fitch has delivered a ratings affirmation.









                                      1C-3

                                   SCHEDULE 2A
                   MOODY'S INDEPENDENT AMOUNT (FIRST TRIGGER)

Banc of America Funding Corporation,  Mortgage Pass-Through Certificates, Series
2007-D
Highest  Rating:  Classes 1-A-1,  1-A-2,  1-A-3,  1-A-4 and 1-A-5 rated "Aaa" by
Moody's, "AAA" by S&P and "AAA" by Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor):  May 20,
2017
Valuation Date (and Valuation Percentage column):  Daily

The  following  percentages  shall  be used in the  calculation  of the  Moody's
Independent  Amount  when  either (i) it is not the case that a Moody's  Ratings
Event has occurred and is continuing, or (ii) less than 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings
Event had occurred and was continuing.

------------------------------------------------------ ------------------------------- -----------------------
       Weighted Average Life of               Valuation Date (Daily)         Valuation Date (Weekly)
        Transaction in Years
----------------------------------------------------------------------------- -------------------------------
1 or less                                                 0.15%                           0.25%
----------------------------------------------------------------------------- -------------------------------
More than 1 but not more than 2                           0.30%                           0.50%
----------------------------------------------------------------------------- -------------------------------
More than 2 but not more than 3                           0.40%                           0.70%
----------------------------------------------------------------------------- -------------------------------
More than 3 but not more than 4                           0.60%                           1.00%
----------------------------------------------------------------------------- -------------------------------
More than 4 but not more than 5                           0.70%                           1.20%
----------------------------------------------------------------------------- -------------------------------
More than 5 but not more than 6                           0.80%                           1.40%
----------------------------------------------------------------------------- -------------------------------
More than 6 but not more than 7                           1.00%                           1.60%
----------------------------------------------------------------------------- -------------------------------
More than 7 but not more than 8                           1.10%                           1.80%
----------------------------------------------------------------------------- -------------------------------
More than 8 but not more than 9                           1.20%                           2.00%
----------------------------------------------------------------------------- -------------------------------
More than 9 but not more than 10                          1.30%                           2.20%
----------------------------------------------------------------------------- -------------------------------
More than 10 but not more than 11                         1.40%                           2.30%
----------------------------------------------------------------------------- -------------------------------
More than 11 but not more than 12                         1.50%                           2.50%
----------------------------------------------------------------------------- -------------------------------
More than 12 but not more than 13                         1.60%                           2.70%
----------------------------------------------------------------------------- -------------------------------
More than 13 but not more than 14                         1.70%                           2.80%
----------------------------------------------------------------------------- -------------------------------
More than 14 but not more than 15                         1.80%                           3.00%
----------------------------------------------------------------------------- -------------------------------
More than 15 but not more than 16                         1.90%                           3.20%
----------------------------------------------------------------------------- -------------------------------
More than 16 but not more than 17                         2.00%                           3.30%
----------------------------------------------------------------------------- -------------------------------
More than 17 but not more than 18                         2.00%                           3.50%
----------------------------------------------------------------------------- -------------------------------
More than 18 but not more than 19                         2.00%                           3.60%
----------------------------------------------------------------------------- -------------------------------
More than 20 but not more than 21                         2.00%                           3.70%
----------------------------------------------------------------------------- -------------------------------
More than 21 but not more than 22                         2.00%                           3.90%
----------------------------------------------------------------------------- -------------------------------
More than 22                                              2.00%                           4.00%
----------------------------------------------------------------------------- -------------------------------



                                      2A-1

                                   SCHEDULE 2B
                   MOODY'S INDEPENDENT AMOUNT (SECOND TRIGGER)
                          (TRANSACTION SPECIFIC HEDGES)

Banc of America Funding Corporation,  Mortgage Pass-Through Certificates, Series
2007-D
Highest  Rating:  Classes 1-A-1,  1-A-2,  1-A-3,  1-A-4 and 1-A-5 rated "Aaa" by
Moody's, "AAA" by S&P and "AAA" by Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor):  May 20,
2017
Valuation Date (and Valuation Percentage column):  Daily

The  following  percentages  shall  be used in the  calculation  of the  Moody's
Independent Amount with respect to any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or that is an interest rate swap the notional amount of which is "balance guaranteed" or, for any Calculation
Period, otherwise is not a specific dollar amount that is fixed at the inception of the Transaction (a "Transaction-Specific Hedge") when a Moody's Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing.

---------------------------------------------------------------- ------------------------------- ----------------------
Weighted Average Life of Transaction in Years        Valuation Date (Daily)           Valuation Date (Weekly)
---------------------------------------------------------------- ------------------------------- ----------------------
1 or less                                                  0.65%                             0.75%
---------------------------------------------------------------------------------- -----------------------------------
More than 1 but not more than 2                            1.30%                             1.50%
---------------------------------------------------------------------------------- -----------------------------------
More than 2 but not more than 3                            1.90%                             2.20%
---------------------------------------------------------------------------------- -----------------------------------
More than 3 but not more than 4                            2.50%                             2.90%
---------------------------------------------------------------------------------- -----------------------------------
More than 4 but not more than 5                            3.10%                             3.60%
---------------------------------------------------------------------------------- -----------------------------------
More than 5 but not more than 6                            3.60%                             4.20%
---------------------------------------------------------------------------------- -----------------------------------
More than 6 but not more than 7                            4.20%                             4.80%
---------------------------------------------------------------------------------- -----------------------------------
More than 7 but not more than 8                            4.70%                             5.40%
---------------------------------------------------------------------------------- -----------------------------------
More than 8 but not more than 9                            5.20%                             6.00%
---------------------------------------------------------------------------------- -----------------------------------
More than 9 but not more than 10                           5.70%                             6.60%
---------------------------------------------------------------------------------- -----------------------------------
More than 10 but not more than 11                          6.10%                             7.00%
---------------------------------------------------------------------------------- -----------------------------------
More than 11 but not more than 12                          6.50%                             7.50%
---------------------------------------------------------------------------------- -----------------------------------
More than 12 but not more than 13                          7.00%                             8.00%
---------------------------------------------------------------------------------- -----------------------------------
More than 13 but not more than 14                          7.40%                             8.50%
---------------------------------------------------------------------------------- -----------------------------------
More than 14 but not more than 15                          7.80%                             9.00%
---------------------------------------------------------------------------------- -----------------------------------
More than 15 but not more than 16                          8.20%                             9.50%
---------------------------------------------------------------------------------- -----------------------------------
More than 16 but not more than 17                          8.60%                             9.90%
---------------------------------------------------------------------------------- -----------------------------------
More than 17 but not more than 18                          9.00%                             10.40%
---------------------------------------------------------------------------------- -----------------------------------
More than 18 but not more than 19                          9.40%                             10.80%
---------------------------------------------------------------------------------- -----------------------------------
More than 20 but not more than 21                          9.70%                             11.00%
---------------------------------------------------------------------------------- -----------------------------------
More than 21 but not more than 22                          10.00%                            11.00%
---------------------------------------------------------------------------------- -----------------------------------
More than 22                                               10.00%                            11.00%
---------------------------------------------------------------------------------- -----------------------------------







                                      2B-1

                                   SCHEDULE 2C
                   MOODY'S INDEPENDENT AMOUNT (SECOND TRIGGER)
                        (NON-TRANSACTION SPECIFIC HEDGES)

Banc of America Funding Corporation,  Mortgage Pass-Through Certificates, Series
2007-D
Highest  Rating:  Classes 1-A-1,  1-A-2,  1-A-3,  1-A-4 and 1-A-5 rated "Aaa" by
Moody's, "AAA" by S&P and "AAA" by Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor):  May 20,
2017
Valuation Date (and Valuation Percentage column):  Daily

The  following  percentages  shall  be used in the  calculation  of the  Moody's
Independent   Amount   with   respect   to  any   Transaction   that  is  not  a
Transaction-Specific  Hedge when a Moody's Ratings Event with respect to Party A and the  guarantor  under each  Qualified  Guaranty (if any) has occurred and is continuing  and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing with  respect to Party A and the  guarantor  under each  Qualified  Guaranty (if any).

------------------------------------------------------------- ----------------------------- -----------------
Weighted Average Life of Transaction in Years   Valuation Date (Daily)       Valuation Date (Weekly)
------------------------------------------------ ----------------------------- -----------------------------
1 or less                                                   0.50%                         0.60%
------------------------------------------------ ----------------------------- -----------------------------
More than 1 but not more than 2                             1.00%                         1.20%
------------------------------------------------ ----------------------------- -----------------------------
More than 2 but not more than 3                             1.50%                         1.70%
------------------------------------------------ ----------------------------- -----------------------------
More than 3 but not more than 4                             1.90%                         2.30%
------------------------------------------------ ----------------------------- -----------------------------
More than 4 but not more than 5                             2.40%                         2.80%
------------------------------------------------ ----------------------------- -----------------------------
More than 5 but not more than 6                             2.80%                         3.30%
------------------------------------------------ ----------------------------- -----------------------------
More than 6 but not more than 7                             3.20%                         3.80%
------------------------------------------------ ----------------------------- -----------------------------
More than 7 but not more than 8                             3.60%                         4.30%
------------------------------------------------ ----------------------------- -----------------------------
More than 8 but not more than 9                             4.00%                         4.80%
------------------------------------------------ ----------------------------- -----------------------------
More than 9 but not more than 10                            4.40%                         5.30%
------------------------------------------------ ----------------------------- -----------------------------
More than 10 but not more than 11                           4.70%                         5.60%
------------------------------------------------ ----------------------------- -----------------------------
More than 11 but not more than 12                           5.00%                         6.00%
------------------------------------------------ ----------------------------- -----------------------------
More than 12 but not more than 13                           5.40%                         6.40%
------------------------------------------------ ----------------------------- -----------------------------
More than 13 but not more than 14                           5.70%                         6.80%
------------------------------------------------ ----------------------------- -----------------------------
More than 14 but not more than 15                           6.00%                         7.20%
------------------------------------------------ ----------------------------- -----------------------------
More than 15 but not more than 16                           6.30%                         7.60%
------------------------------------------------ ----------------------------- -----------------------------
More than 16 but not more than 17                           6.60%                         7.90%
------------------------------------------------ ----------------------------- -----------------------------
More than 17 but not more than 18                           6.90%                         8.30%
------------------------------------------------ ----------------------------- -----------------------------
More than 18 but not more than 19                           7.20%                         8.60%
------------------------------------------------ ----------------------------- -----------------------------
More than 20 but not more than 21                           7.50%                         9.00%
------------------------------------------------ ----------------------------- -----------------------------
More than 21 but not more than 22                           7.80%                         9.00%
------------------------------------------------ ----------------------------- -----------------------------
More than 22                                                8.00%                         9.00%
------------------------------------------------ ----------------------------- -----------------------------





                                      2C-1

                                   SCHEDULE 3
                              S&P VOLATILITY BUFFER

Banc of America Funding Corporation,  Mortgage Pass-Through Certificates, Series
2007-D
Highest  Rating:  Classes 1-A-1,  1-A-2,  1-A-3,  1-A-4 and 1-A-5 rated "Aaa" by
Moody's, "AAA" by S&P and "AAA" by Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor):  May 20,
2017
Valuation Date (and Valuation Percentage column):  Daily

     The S&P Volatility Buffer will be determined using the following tables:

------------------------------------------------------------------------------------------------------------------------------------
                                                     S&P Volatility Buffer for Interest Rate Hedges
------------------------------------------------------------------------------------------------------------------------------------
Party A Rating*                                                 Remaining Years to Maturity of Transaction
--------------------------------- --------------------------------------------------------------------------------------------------
                                  (Up to 3 years)          (Up to 5 years)          (Up to 10 years           (Up to 30 years)
--------------------------------- ----------------------------- ---------------------------- ----------------------------- ---------
If, on the related Valuation Date, the highest rated Certificates are rated
"AA-" or higher by S&P, the S&P Volatility Buffer is:
------------------------------------------------------------------------------------------------------------------------------------
A-2                                     2.75%                    3.25%                     4.00%                         4.75%
--------------------------------- ------------------------ -------------------------------------------------------- ----------------
A-3                                     3.25%                    4.00%                     5.00%                         6.25%
--------------------------------- ------------------------ -------------------------------------------------------- ----------------
BB+ or lower                            3.50%                    4.50%                     6.75%                         7.50%
--------------------------------- ------------------------ -------------------------------------------------------- ----------------
If, on the related Valuation Date, the highest rated Certificates are rated "A"
or "A+" by S&P, the S&P Volatility Buffer is:
------------------------------------------------------------------------------------------------------------------------------------
A-2 / BBB+                              *                         3.25%                    4.00%                         4.50%
--------------------------------- ----------------------------- ------------------------ -------------------------- ----------------
A-3                                     *                         3.50%                    4.50%                         6.00%
--------------------------------- ----------------------------- ------------------------ -------------------------- ----------------
BB+ or lower                            *                         4.00%                    5.25%                         7.00%
--------------------------------- ----------------------------- ------------------------ -------------------------- ----------------

* This rating shall be the higher of the rating by S&P on the related Valuation
Date of the long-term debt and short-term debt of Party A or its guarantor or other Credit Support Provider.




                                      3-1

                                   SCHEDULE 4
                            FITCH VOLATILITY CUSHION

Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-D
Highest Rating:  Classes 1-A-1, 1-A-2, 1-A-3, 1-A-4 and 1-A-5 rated "Aaa" by Moody's, "AAA" by S&P and "AAA" by
Fitch.
Date Certificates will fall to $50,000,000 or below: n/a.
Termination Date: No. 39303 (swap): May 20, 2012; No. 39304 (corridor): May 20, 2017
Valuation Date (and Valuation Percentage column):  Daily

     The Fitch Volatility Cushion will be determined using the following table:

     ---------------------------------------------------------------------------------------------------------
                                             Fitch Volatility Cushion
                                            (USD Interest Rate Swaps)
     ---------------------------------------------- ----------------------------------------------------------
     Remaining Years to Maturity of Transaction                         Posting Frequency
     ---------------------------------------------- ---------------------------- -----------------------------
                                                               Daily              Weekly
     ---------------------------------------------------------------------------------------------------------
     If, on the related Valuation Date, the highest rated
     Certificates are rated "AA-" or higher by Fitch, the
     Fitch Volatility Cushion is:
     ---------------------------------------------- ---------------------------- -----------------------------
                   1                                                             0.8%
     ---------------------------------------------- ---------------------------- -----------------------------
                   2                                                             1.7%
     ---------------------------------------------- ---------------------------- -----------------------------
                   3                                                             2.5%
     ---------------------------------------------- ---------------------------- -----------------------------
                   4                                                             3.3%
     ---------------------------------------------- ---------------------------- -----------------------------
                   5                                                             4.0%
     ---------------------------------------------- ---------------------------- -----------------------------
                   6                                                             4.7%
     ---------------------------------------------- ---------------------------- -----------------------------
                   7                                                             5.3%
     ---------------------------------------------- ---------------------------- -----------------------------
                   8                                                             5.9%
     ---------------------------------------------- ---------------------------- -----------------------------
                   9                                                             6.5%
     ---------------------------------------------- ---------------------------- -----------------------------
                   10                                                            7.0%
     ---------------------------------------------- ---------------------------- -----------------------------
                   11                                                            7.5%
     ---------------------------------------------- ---------------------------- -----------------------------
                   12                                                            8.0%
     ---------------------------------------------- ---------------------------- -----------------------------
                   13                                                            8.5%
     ---------------------------------------------- ---------------------------- -----------------------------
                   14                                                            9.0%
     ---------------------------------------------- ---------------------------- -----------------------------
              > = 15                                                             9.5%
     ---------------------------------------------- ---------------------------- -----------------------------
     If, on the related Valuation Date, the highest rated
     Certificates are rated "A+" or "A" by Fitch, the Fitch
     Volatility Cushion is:
     --------------------------------------------------------------------------------------------------------
                   1                                                              0.6%
     ---------------------------------------------- ----------------------------- ---------------------------
                   2                                                              1.2%
     ---------------------------------------------- ----------------------------- ---------------------------
                   3                                                              1.8%
     ---------------------------------------------- ----------------------------- ---------------------------
                   4                                                              2.3%
     ---------------------------------------------- ----------------------------- ---------------------------
                   5                                                              2.8%
     ---------------------------------------------- ----------------------------- ---------------------------
                   6                                                              3.3%
     ---------------------------------------------- ----------------------------- ---------------------------
                   7                                                              3.8%
     ---------------------------------------------- ----------------------------- ---------------------------

                                      4-1

                   8                                                              4.2%
     ---------------------------------------------- ----------------------------- ---------------------------
                   9                                                              4.6%
     ---------------------------------------------- ----------------------------- ---------------------------
                   10                                                             5.0%
     ---------------------------------------------- ----------------------------- ---------------------------
                   11                                                            5.3%
     ---------------------------------------------- ---------------------------- -----------------------------
                   12                                                            5.7%
     ---------------------------------------------- ---------------------------- -----------------------------
                   13                                                            6.0%
     ---------------------------------------------- ---------------------------- -----------------------------
                   14                                                            6.4%
     ---------------------------------------------- ---------------------------- -----------------------------
              > = 15                                                             6.7%
     ---------------------------------------------- ---------------------------- -----------------------------
     If, on the related Valuation Date, the highest rated
     Certificates are rated "A-" or "BBB+" by Fitch, the
     Fitch Volatility Cushion is:
     ----------------------------------------------- ---------------------------- ---------------------------
                   1                                                              0.5%
     ----------------------------------------------- ---------------------------- ---------------------------
                   2                                                              1.0%
     ----------------------------------------------- ---------------------------- ---------------------------
                   3                                                              1.6%
     ----------------------------------------------- ---------------------------- ---------------------------
                   4                                                              2.0%
     ----------------------------------------------- ---------------------------- ---------------------------
                   5                                                              2.5%
     ----------------------------------------------- ---------------------------- ---------------------------
                   6                                                              2.9%
     ----------------------------------------------- ---------------------------- ---------------------------
                   7                                                              3.3%
     ----------------------------------------------- ---------------------------- ---------------------------
                   8                                                              3.6%
     ----------------------------------------------- ---------------------------- ---------------------------
                   9                                                              4.0%
     ----------------------------------------------- ---------------------------- ---------------------------
                   10                                                             4.3%
     ----------------------------------------------- ---------------------------- ---------------------------
                   11                                                             4.7%
     ----------------------------------------------- ---------------------------- ----------------------------
                   12                                                             5.0%
     ----------------------------------------------- ---------------------------- ----------------------------
                   13                                                             5.3%
     ----------------------------------------------- ---------------------------- ----------------------------
                   14                                                             5.6%
     ----------------------------------------------- ---------------------------- ----------------------------
              > = 15                                                              5.9%
     ----------------------------------------------- ---------------------------- ----------------------------




                                      4-2